SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of
                     the Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported)  October 10, 2001
                                                       ----------------

                          NorthWestern Corporation
                          ------------------------
           (Exact name of registrant as specified in its charter)

                                  Delaware
                                  --------
               (State or other jurisdiction of incorporation)

                  0-692                         46-0172280
                  -----                         ----------
          (Commission File Number)      (IRS Employer Identification
                                                   No.)

                           125 South Dakota Avenue
                      Sioux Falls, South Dakota  57104
                      --------------------------------
            (Address of principal executive offices)  (Zip Code)

      Registrant's telephone number, including area code (605) 978-2908
                                                         --------------



   _____________________________________________________________________

        (Former Name or Former Address, if Changed Since Last Report)







   ITEM 5.  OTHER EVENTS
            ------------

        On October 10, 2001 NorthWestern Corporation agreed to sell up to 3,680,000 shares of its common stock in an underwritten public offering (including up to 480,000 shares of its common stock subject to an over-allotment option granted by NorthWestern Corporation to the underwriters). It is expected the transaction will close on October 16, 2001. The proceeds of the offering will be used (i) for general corporate purposes, including reducing short-term debt, and (ii) to redeem certain subsidiary equity securities.


   ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
            ---------------------------------

   Exhibit
   Number         Exhibit Title
   -------        -------------

   1.1            Purchase Agreement, dated October 10, 2001







                                  SIGNATURE
                                  ---------



   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.


                                 NORTHWESTERN CORPORATION
                                 (Registrant)



   Dated: October 12, 2001       By:  /s/ Kipp D. Orme
                                      --------------------
                                      Name: Kipp D. Orme
                                      Title: Vice-President - Finance and
                                             Chief Financial Officer







                              INDEX TO EXHIBITS
                              -----------------



   Exhibit
   Number         Exhibit Title
   -------        -------------

   1.1            Purchase Agreement, dated October 10, 2001